UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2014

HIGHER ONE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34779	26-3025501
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

115 Munson Street

New Haven, CT 06511

(Address of principal executive offices and zip code)

(203) 776-7776

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

This Form 8-K supplements the Current Report on Form 8-K of Higher One Holdings, Inc. (“we”, “us” or “our”), filed on May 7, 2013, as amended by the Form 8-K/A filed on July 23, 2013, regarding our acquisition of substantially all of the assets of Sallie Mae, Inc.’s Campus Solutions line of business (“Campus Solutions”)

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The unaudited balance sheet of Campus Solutions as of March 31, 2013 and the related statement of operations and statement of cash flows for the three months ended March 31, 2013 and the related notes are attached as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma financial information required by this item is included as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

(c) Not applicable

(d) Exhibits

Exhibits	Description

99.1	Unaudited condensed balance sheet of Campus Solutions as of March 31, 2013 and the related condensed statements of operations and cash flows for the three months ended March 31, 2013 and the related notes to the unaudited condensed financial statements

99.2	Unaudited pro forma combined condensed financial information of Higher One Holdings, Inc. for the year ended December 31, 2013, and the related notes

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 4, 2014

HIGHER ONE HOLDINGS, INC.

/s/ Christopher Wolf
Christopher Wolf
Chief Financial Officer